UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23352

FlowStone Opportunity Fund

(Exact name of registrant as specified in charter)

55 Nod Road, Ste 120

Avon, CT 06001

(Address of principal executive offices) (Zip code)

Scott Conners

FlowStone Partners, LLC

55 Nod Road, Ste 120

Avon, CT 06001

(Name and address of agent for service)

registrant's telephone number, including area code: (312) 429-2419

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

(a)

FlowStone Opportunity Fund

Annual Report

For the Year Ended March 31, 2022

FlowStone Opportunity Fund

Table of Contents

Investor Letter (Unaudited)	2-3
Management Discussion of Fund Performance (Unaudited)	4
Schedule of Investments	5-8
Statement of Assets, Liabilities and Shareholders’ Capital	9
Statement of Operations	10
Statements of Changes in Shareholders’ Capital	11
Statement of Cash Flows	12
Financial Highlights	13
Notes to the Financial Statements	14-21
Report of Independent Registered Public Accounting Firm	22
Other Information (Unaudited)	23-24
Fund Management (Unaudited)	25-28
Privacy Notice (Unaudited)	29-30

FlowStone Opportunity Fund

Investor Letter
March 31, 2022 (Unaudited)

To All FlowStone Opportunity Fund investors:

We are very pleased to present you with the annual report for FlowStone Opportunity Fund, dated March 31, 2022. For the year ended March 31, 2022, the Fund accepted $205.2 million in new subscriptions. The Fund’s Net Asset Value is $377.9 million, as of March 31, 2022.

During the year ended March 31, 2022, the Fund’s total return was 20.53%; a result with which the Adviser is very pleased. In any investment strategy, the market environment is a significant contributor to absolute returns. We are quite satisfied with our outperformance relative to our primary benchmark, the Russell 2000 stock index, which returned -6.77%. We outperformed our secondary benchmarks of the S&P 500 Index and the MSCI World Index, as well.

We believe the key components of our performance are 1) the strong returns of risk assets over the last twelve months; 2) the continuance of the long-term historical outperformance of private equity as an asset class relative to public indices; 3) the excess risk adjusted returns possible through properly executed private equity secondary transactions, including the purchase of assets at a discount to Net Asset Value; 4) the level of investment portfolio diversification across all of the relevant metrics (fund, manager, investment strategy, industry sector, and vintage year); and 5) the quality of the Fund’s portfolio (in the manager’ assessment).Equally as important, the Adviser has increased the profile of the Fund’s portfolio through the enhancement of its diversification as measured by all the relevant exposures: funds, managers, asset type, industry sector, and vintage year.

Through Q1 2022, the Fund has completed 30 private equity transactions, the details of which can be found in the Quarterly Snapshot section of the Adviser’s website (www.flowstonepartners.com). The 2021 calendar year saw record secondary transaction volume, with most estimates around $135 billion. The Adviser is pleased with quality, pricing, and pace of the Fund’s deal flow pipeline and investment activity. We expect the private equity secondary markets will continue to enjoy increased transaction volume as pent-up supply finds its way to the market. As of March 31, 2022, the Fund has approximately $71.4 million of uninvested capital available to make secondary purchases and primary commitments in the private equity market. The Adviser’s investment team’s experience investing through multiple macro environments over the past 25 years leads us to believe that the increase in deal volume, combined with a relatively favorable pricing environment at the smaller end of the secondary market where the Fund focuses, may create an attractive buying opportunity.

Please don’t hesitate to contact us with any questions or concerns.

Sincerely,

Scott P. Conners, CFA
President
FlowStone Opportunity Fund

Past performance is not indicative of future results. Investment in this Fund may result in the loss of all principal amounts invested. Shares are not listed on any securities exchange and it is not anticipated that a secondary market for Shares will develop. Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Agreement and Declaration of Trust. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for Shares or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares. Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program. The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

The Russell 2000 is a stock market index that tracks the performance of 2,000 small-cap U.S. public companies.

The S&P 500 Index is a market capitalization weighted price index composed of 500 widely held U.S. common stocks and is frequently used as a measure of U.S. stock market performance.

FlowStone Opportunity Fund

Investor Letter
March 31, 2022 (Unaudited) (Continued)

The MSCI World Index is a market capitalization weighted price index that measures the market performance of large and mid-cap companies that have a global presence.

This is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted. You are advised to read the Prospectus carefully prior to investment.

Investments in the Fund may be made only by “Eligible Investors” defined as a “qualified client” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940 and an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”).

This material represents the manager’s assessment of the Fund and market environment as of March 31, 2022 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent.

This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

The Fund’s principal underwriter is Foreside Financial Services, LLC.

FlowStone Opportunity Fund

Management Discussion of Fund Performance
March 31, 2022 (Unaudited)

This chart represents historical performance of a hypothetical investment of $100,000 of the Fund and Russell 2000 Index* from August 31, 2019 to March 31, 2022 and includes the reinvestment of dividends and capital gains.

	One Year	Annualized Since Inception	Cumulative Since Inception	Expense Ratio Gross/Net**
FlowStone Opportunity Fund	20.53%	24.56%	76.49%	7.33% / 6.49%
Russell 2000 Index*	-6.77%	14.88%	38.49%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*	The Russell 2000 is a stock market index that tracks the performance of 2,000 small-cap U.S. public companies.

**	Reflects the expense ratios as reported in the Registration Statement dated March 31,2022. The net expense ratio reflects a contractual fee waiver through August 29, 2023.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a Fund, such as investment management, incentive and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

FlowStone Opportunity Fund

Schedule of Investments
March 31, 2022

Investment Funds*	Geographic Region**	Investment Strategy	Cost	Fair Value	% of Shareholders’ Capital	Original Acquisition Date
Primary Investments
Apax X USD, L.P.(a)(b)	Guernsey	Leveraged Buyout	$1,223,473	$1,491,795	0.39%	3/3/2020
Clearlake Capital Partners VII (USTE), L.P.(a)(b)(c)	North America	Leveraged Buyout	—	(101,373)	-0.03%	10/29/2021
Fin VC Flagship II, LP(a)(b)	North America	Venture	845,868	865,687	0.23%	5/6/2021
Liquid Stock I, L.P.(a)(b)	North America	Private Equity Fund	3,700,126	5,174,298	1.37%	8/30/2019
Madison Dearborn Capital Partners VIII-A, L.P.(b)	North America	Leveraged Buyout	1,530,909	1,812,700	0.48%	6/21/2021
New Mountain Partners VI, L.P.(a)(b)	North America	Leveraged Buyout	871,068	856,500	0.23%	4/8/2020
Trident Capital IX, L.P.(a)(b)(c)	North America	Leveraged Buyout	21,376	(55,000)	-0.01%	9/17/2021
Total Primary Investments (Cost $8,192,820) (2.66%)***				10,044,607

Secondary Investments
AEA Investors Fund V LP (a)(b)	North America	Leveraged Buyout	688,694	988,751	0.25%	1/1/2022
AEA-SEI Holding II (Delta Rigging) (a)(b)	North America	Leveraged Buyout	970,716	1,348,218	0.36%	3/31/2022
AIC Credit Opportunities Partners Fund II, L.P.(b)	North America	Private Credit	6,084,866	6,225,603	1.65%	10/31/2019
American Securities Partners VI, L.P.(b)	North America	Leveraged Buyout	2,921,655	3,008,810	0.80%	12/31/2021
Ampersand CF Limited Partnership - Class A(b)	North America	Leveraged Buyout	168,143	1,336,122	0.35%	10/29/2020
Ampersand CF Limited Partnership - Class B(b)	North America	Leveraged Buyout	300,565	2,382,232	0.63%	10/29/2020
Ampersand 2006, L.P.(a)(b)(d)	North America	Venture	—	59,757	0.02%	12/31/2019
Arsenal Capital Partners III-B LP.(a)(b)	North America	Leveraged Buyout	2,034,163	1,744,182	0.46%	1/1/2022
Audax Mezzanine Fund III, L.P.(b)	North America	Private Credit	351,978	502,529	0.13%	6/30/2021
Bain Capital Europe III, L.P.(a)(b)	North America	Leveraged Buyout	118,055	68,925	0.02%	12/31/2021
BC European Capital IX, L.P.(a)(b)	Guernsey	Leveraged Buyout	8,699,298	9,893,898	2.62%	12/31/2020
BC Partners Galileo (2) L.P.(a)(b)	Guernsey	Leveraged Buyout	2,177,902	2,689,281	0.71%	6/10/2021
Caltius Partners IV, L.P.(a)(b)	North America	Private Credit	4,748,031	5,609,550	1.48%	6/30/2021
Canaan VII, L.P.(a)(b)	North America	Venture	432,808	886,875	0.23%	12/31/2019
Carlyle Europe Partners IV, L.P.(b)(e)	United Kingdom	Leveraged Buyout	1,926,379	2,179,426	0.58%	12/31/2021
Carlyle Partners VI, L.P.(b)	North America	Leveraged Buyout	2,902,899	2,830,023	0.75%	12/31/2021
Castle Harlan Partners V & AIV(a)(b)(d)(e)	North America	Leveraged Buyout	737,572	1,163,710	0.31%	9/30/2021
Catterton Partners VI, L.P.(a)(b)	North America	Leveraged Buyout	546,441	1,023,227	0.27%	12/31/2019
Centerbridge Special Credit Partners, L.P.(a)(b)	North America	Private Credit	71,891	61,098	0.02%	12/31/2021
Cerberus Institutional Partners VI, L.P.(a)(b)	North America	Leveraged Buyout	1,413,229	1,864,242	0.49%	7/30/2021
Clayton, Dubilier & Rice Fund IX, L.P.(b)	North America	Leveraged Buyout	7,018,240	7,090,375	1.88%	12/31/2021
Court Square Capital Partners (Offshore) III, L.P.(b)	North America	Leveraged Buyout	5,442,524	4,684,673	1.24%	12/31/2021
CRG Partners III (Holdings I) L.P.(b)(e)	North America	Private Credit	568,759	703,301	0.19%	6/30/2021
Crosslink Ventures V, L.P.(a)(b)(d)(e)	North America	Venture	468,540	478,388	0.13%	1/1/2020
CVC Capital Partners VI (A) L.P. (b)	Jersey	Leveraged Buyout	5,638,141	6,652,692	1.76%	1/1/2022
Dace Ventures I, L.P.(a)(b)	North America	Venture	291,049	353,500	0.09%	12/31/2019
DBAG Fund VI (Guernsey) L.P.(b)	Guernsey	Leveraged Buyout	1,462,296	1,414,929	0.37%	12/31/2021
DFJ Growth 2006 Continuation, L.P.(a)(b)(e)	North America	Leveraged Buyout	1,497,477	4,825,551	1.28%	12/31/2019
EagleTree Partners IV, LP(b)	North America	Leveraged Buyout	1,261,274	1,819,004	0.48%	6/30/2021
Emerald Partners V, L.P.(a)(b)(d)(e)	North America	Leveraged Buyout	733	3,072	0.00%	12/31/2019
EnerTech Capital Partners III, L.P.(a)(b)	North America	Venture	287,373	283,698	0.08%	12/31/2019

See accompanying Notes to the Financial Statements.

FlowStone Opportunity Fund

Schedule of Investments
March 31, 2022 (Continued)

Investment Funds*	Geographic Region**	Investment Strategy	Cost	Fair Value	% of Shareholders’ Capital	Original Acquisition Date
Secondary Investments (continued)
Falcon Strategic Partners III, L.P.(b)	North America	Private Credit	$1,875,506	$2,712,822	0.72%	6/30/2021
Fin Venture Capital I, L.P.(a)(b)	North America	Venture	3,573,341	11,745,355	3.11%	6/30/2020
Francisco Partners III (Cayman), L.P.(b)	Cayman	Leveraged Buyout	—	664,750	0.18%	12/31/2020
Francisco Partners III (Domestic AIV), L.P.(b)	North America	Leveraged Buyout	—	242,910	0.06%	12/31/2020
Francisco Partners III, L.P.(b)	North America	Leveraged Buyout	—	933,727	0.25%	12/31/2020
GF Capital Private Equity Fund II-B, L.P.(a)(b)	North America	Leveraged Buyout	5,350,086	4,767,500	1.26%	12/31/2021
Great Hill Equity Partners VIII, L.P.(a)(b)(c)	North America	Leveraged Buyout	—	(15,864)	0.00%	12/31/2021
Hony Capital Fund V, L.P.(a)(b)	North America	Leveraged Buyout	1,976,425	1,641,936	0.43%	1/31/2022
ICG Ludgate Hill IB SCSp(b)(e)	Luxembourg	Leveraged Buyout	11,966,736	25,292,642	6.69%	6/22/2021
Icon Partners IV, L.P.(a)(b)	North America	Leveraged Buyout	8,349,670	8,542,691	2.26%	5/21/2021
Icon Partners V, L.P.(a)(b)	North America	Leveraged Buyout	7,417,800	7,593,930	2.01%	8/27/2021
IK VII Fund(b)	Jersey	Leveraged Buyout	531,885	649,983	0.17%	12/31/2021
Institutional Venture Partners XII, L.P.(a)(b)(d)(e)	North America	Venture	342,941	96,975	0.03%	12/31/2019
Institutional Venture Partners XIV, L.P.(a)(b)	North America	Venture	2,759,794	2,645,915	0.70%	12/31/2021
Intermediate Capital Asia Pacific Fund 2008, L.P.(b)	Jersey	Private Credit	245,618	756,185	0.20%	6/30/2021
JFL-NG Continuation Fund, L.P.(a)(b)	North America	Leveraged Buyout	2,753,434	3,953,789	1.05%	10/27/2021
JK&B Capital V, L.P.(a)(b)(d)(e)	North America	Venture	148,521	196,399	0.05%	12/31/2019
Lincolnshire Equity Fund IV-A, L.P.(a)(b)	North America	Leveraged Buyout	1,606,812	3,304,525	0.87%	12/31/2020
Littlejohn Fund IV, LP(b)(e)	North America	Leveraged Buyout	268,332	513,266	0.14%	9/30/2021
Lord Investment S.a r.l. (Valextra SpA)(a)(b)(e)	Western Europe	Leveraged Buyout	1,839,017	1,779,574	0.47%	3/31/2022
MDV IX, L.P.(a)(b)	North America	Venture	799,539	2,132,212	0.56%	12/31/2020
Milestone Partners FS LP(a)(b)	North America	Leveraged Buyout	1,530,920	1,416,946	0.37%	12/31/2021
Milestone Partners IV, L.P.(a)(b)	North America	Leveraged Buyout	1,267,111	1,371,424	0.36%	12/31/2021
Morgenthaler Venture Partners IX, LP(b)	North America	Venture	572,678	1,340,531	0.35%	12/31/2020
NEO Capital Private Equity Fund II L.P.(b)	Western Europe	Fund of Funds	1,558,572	1,655,267	0.44%	1/18/2022
Northstar Mezzanine Partners V, L.P.(b)	North America	Private Credit	3,907,895	2,068,293	0.55%	6/30/2021
NYLCAP Mezzanine Offshore Partners III, L.P.(b)	North America	Private Credit	618,346	680,072	0.18%	6/30/2021
Oaktree European Principal Fund III (U.S.), L.P.(a)(b)	North America	Private Credit	1,481,205	1,856,849	0.49%	11/1/2021
Onex Partners III LP(b)	North America	Leveraged Buyout	516,086	681,896	0.18%	10/1/2021
Park Square Capital Partners II, L.P.(b)	Guernsey	Private Credit	1,680,967	2,008,704	0.53%	6/30/2021
Parthenon Investors III, L.P.(b)	North America	Leveraged Buyout	431,547	1,814,181	0.48%	12/31/2019
Pegasus WSJLL Fund, L.P.(a)(b)	North America	Leveraged Buyout	8,477,772	8,411,841	2.23%	12/14/2021
Permira V(a)(b)	Guernsey	Leveraged Buyout	6,581,838	5,647,667	1.49%	2/1/2022
Platinum Equity Capital Partners III, L.P.(a)(b)(e)	North America	Leveraged Buyout	1,617,070	1,854,203	0.49%	3/31/2022
Point 406 Ventures I, L.P.(a)(b)	North America	Venture	1,865,426	751,786	0.20%	12/31/2019
Pro SPV, LP(a)(b)	North America	Leveraged Buyout	8,345,445	10,612,934	2.81%	8/27/2021
PT2-A, L.P.(a)(b)	North America	Leveraged Buyout	6,339,350	6,273,507	1.66%	12/15/2021
Quad-C Partners VIII, LP(a)(b)	North America	Leveraged Buyout	678,626	22,392	0.01%	9/30/2021
Redpoint Ventures IV, L.P.(a)(b)	North America	Venture	3,020,976	2,036,199	0.54%	12/31/2020
Rembrandt Venture Partners Fund Two, L.P.(a)(b)	North America	Venture	922,119	1,052,017	0.28%	12/31/2019
Reverence Capital Partners Opportunities Fund I, L.P.(b)(e)	North America	Leveraged Buyout	1,487,996	2,028,032	0.54%	12/31/2020
Riverstone Global Energy and Power Fund VI, LP(b)	North America	Leveraged Buyout	398,541	853,688	0.23%	6/30/2021

See accompanying Notes to the Financial Statements.

FlowStone Opportunity Fund

Schedule of Investments
March 31, 2022 (Continued)

Investment Funds*	Geographic Region**	Investment Strategy	Cost	Fair Value	% of Shareholders’ Capital	Original Acquisition Date
Secondary Investments (continued)
Savant Growth Fund I, LP(a)(b)	North America	Leveraged Buyout	$1,857,148	$1,710,664	0.45%	12/8/2020
StepStone Real Estate Partners III, L.P.(b)(e)	North America	Fund of Funds	133,888	204,696	0.05%	6/30/2021
Summit Partners Growth Equity Fund IX-A, L.P.(a)(b)	North America	Leveraged Buyout	2,844,040	3,197,657	0.85%	6/30/2021
Summit Partners Subordinated Debt IV-B, L.P.(a)(b)	North America	Private Credit	828,415	657,545	0.17%	6/30/2021
TA Subordinated Debt Fund III, L.P.(b)	North America	Private Credit	890,213	927,993	0.25%	7/30/2021
TCW/Crescent Mezzanine Partners VB, L.P.(a)(b)	North America	Private Credit	26,042	280,859	0.07%	6/30/2021
The Peninsula Fund V, L.P.(b)	North America	Private Credit	10,623,668	13,638,736	3.61%	7/1/2021
The Resolute Fund III, L.P.(a)(b)	North America	Leveraged Buyout	1,630,206	2,252,312	0.60%	12/31/2021
The Veritas Capital Partners IV, LP(a)(b)	North America	Leveraged Buyout	28,583	101,660	0.03%	1/1/2022
TowerBrook Investors IV (OS), L.P.(b)	North America	Leveraged Buyout	4,584,343	4,752,046	1.26%	12/31/2021
Tudor Ventures III, L.P.(a)(b)	North America	Venture	—	20,333	0.01%	12/31/2019
TZP Capital Partners I (PIV), LP(a)(b)	North America	Leveraged Buyout	74,639	67,275	0.02%	4/7/2021
TZP Capital Partners II-A (Blocker), LP(b)	North America	Leveraged Buyout	588,172	969,859	0.26%	4/7/2021
TZP Small Cap Partners I-A (Blocker), LP(b)	North America	Leveraged Buyout	283,033	380,094	0.10%	4/7/2021
Versant Venture Capital IV, L.P.(b)	North America	Venture	6,545,505	1,258,336	0.33%	12/31/2020
Warburg Pincus Global Growth 14, L.P.(a)(b)	North America	Leveraged Buyout	500,000	525,788	0.14%	1/31/2022
Total Secondary Investments (Cost $197,775,529) (63.45%)***				239,711,146
Total Investment Funds (Cost $205,968,349) (66.11%)***				$249,755,753

Short-Term Investment (34.70%)***	Shares	Fair Value
Money Market Fund
Morgan Stanley Institutional Liquidity Fund - Treasury Portfolio, 0.19% (f)	131,126,797	$131,126,797
Total Money Market Fund (Cost $131,126,797) (34.70%)***		$131,126,797

Total Investments (Cost $337,095,146) (100.81%)***		$380,882,550
Liabilities less other assets (-0.81%)***		(2,967,423)
Shareholders’ Capital - 100.00%***		$377,915,127

Primary Investments are investments in newly established private equity partnerships where underlying portfolio companies are not known as of the time of investment.

Secondary Investments are Private Equity Fund Investments generally acquired in the secondary market.

*

Restricted investments as to resale. Certain Investment Funds will distribute proceeds upon realization events and such proceeds are distributed at the discretion of the Investment Manager, as they become available.

**	The geographic region disclosed is based on where each Investment Fund is domiciled.

***	As a percentage of total shareholders’ capital.

(a)	Non-income producing.

(b)	Investment Funds are issued in private placement transactions and as such are restricted as to resale per Rule 12-12-8 of Regulation S-X.

(c)	As of March 31, 2022, no capital has been contributed to this Investment Fund and the fair value represents a liability of a commitment to the Investment Fund.

(d)	The Investment Fund is liquidating its assets and is in the process of returning capital to its limited partners in a reasonable manner.

(e)	Fair valued by the Fair Value Committee based on policies and procedures established by the Board of Trustees and considered a Level 3 investment.

(f)	The rate quoted is the annualized seven-day yield of the fund at the period end.

See accompanying Notes to the Financial Statements.

FlowStone Opportunity Fund

Schedule of Investments
March 31, 2022 (Continued)

Investment Strategy as a Percentage of Total Shareholders’ Capital (Unaudited)

Other assets less liabilities
-0.8%
Private Equity Funds
1.4%
Private Credit Funds
10.2%
Venture Funds
6.9%
Short-Term Investments
34.8%
Fund of Funds
0.5%
Leveraged Buyout Funds
47.0%

See accompanying Notes to the Financial Statements.

FlowStone Opportunity Fund

Statement of Assets, Liabilities and Shareholders’ Capital
March 31, 2022

Assets
Investments in Investment Funds, at fair value (cost $205,968,349)	$249,755,753
Investments in Short-Term Investments, at fair value (cost $131,126,797)	131,126,797
Cash	71,435,000
Dividends receivable	10,826
Total Assets	452,328,376

Liabilities
Investments purchased payable	239,838
Shareholders’ Capital received in advance	71,435,000
Investment Advisory fee payable	1,214,374
Payable for shares repurchased	700,000
Professional fees payable	160,367
Administration & Accounting fees payable	107,162
Transfer Agent fees payable	30,697
Chief Compliance Officer & Chief Financial Officer fees payable	26,938
Trustees fees payable	74,720
Other accrued expenses	424,153
Total Liabilities	74,413,249

Shareholders’ Capital
Paid-in Capital	$338,723,211
Total distributable earnings	39,191,916

Total Shareholders’ Capital	$377,915,127

Shares Outstanding	22,160,179

Net asset value per Share:	$17.05

See accompanying Notes to the Financial Statements.

FlowStone Opportunity Fund

Statement of Operations
For the Year Ended March 31, 2022

Income
Dividend income	$553,500
Interest income	178,754
Income from underlying Investment Funds	2,402,933
Total Income	3,135,187

Expenses
Incentive Fee (See Note 8)	4,382,456
Investment Advisory fee (See Note 8)	3,662,536
Professional fees	510,500
Administration & Accounting fees	344,923
Expense waiver recoupment	527,657
Chief Compliance Officer & Chief Financial Officer fees	140,000
Trustees’ fees	100,000
Transfer Agent fees	54,145
Other expenses	262,396
Total Expenses	9,984,613

Net Investment Income (Loss)	(6,849,426)

Net Realized Gain and Change in Unrealized Appreciation/Depreciation on Investments in Investment Funds, Investments in Securities and Foreign Currency Translation
Net realized gain on Investments in Investment Funds, investments in securities and foreign currency transactions	32,500,636
Net change in unrealized appreciation/depreciation on Investments in Investment Funds and foreign currency translation	13,119,056
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation on Investments in Investment Funds, Investments in Securities and Foreign Currency Translation	45,619,692

Net increase in Shareholders’ Capital from operations	$38,770,266

See accompanying Notes to the Financial Statements.

FlowStone Opportunity Fund

Statements of Changes in Shareholders’ Capital

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
Operations
Net investment income (loss)	$(6,849,426)	$(3,331,018)
Net realized gain from investments in Investment Funds, investments in securities and foreign currency transactions	32,500,636	4,423,031
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency translation	13,119,056	29,270,691
Net increase in Shareholders’ Capital from operations	38,770,266	30,362,704

Distributions to shareholders
Distributions	(8,368,152)	(9,591)
Net decrease in Shareholders’ Capital from distributions	(8,368,152)	(9,591)

Shareholders’ Capital Transactions
Proceeds from sale of Shares	205,160,001	59,792,500
Reinvestment of distributions	8,060,830	8,919
Repurchase of Shares	(1,228,748)	—
Net Increase in Shareholders’ Capital from capital transactions	211,992,083	59,801,419

Shareholders’ Capital
Beginning of year	135,520,930	45,366,398
End of year	$377,915,127	$135,520,930

Shares outstanding at beginning of year	9,256,913	4,304,938
Shares sold	12,497,176	4,951,185
Shares reinvested	478,103	790
Shares redeemed	(72,013)	—
Shares outstanding at end of year	22,160,179	9,256,913

See accompanying Notes to the Financial Statements.

FlowStone Opportunity Fund

Statement of Cash Flows
For the Year Ended March 31, 2022

Cash flows from operating activities
Net increase in Shareholders’ Capital from operations	$38,770,266
Adjustments to reconcile net increase in Shareholders’ Capital from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(177,899,557)
Capital distributions received from Investment Funds	58,952,671
Net realized gain from investments in Investment Funds, investments in securities and foreign currency transactions	(32,500,636)
Net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency translation	(13,119,056)
Net cash paid for purchases, sales, and maturities of short-term investments	(79,076,820)
Changes in operating assets and liabilities:
(Increase) Decrease in investments in Investment Funds paid in advance	79,110
(Increase) Decrease in dividends receivable	(10,367)
(Increase) Decrease in due from adviser	76,608
Increase (Decrease) in investments purchased payable	239,838
Increase (Decrease) in investment advisory fees payable	775,257
Increase (Decrease) in administration & accounting fees payable	66,513
Increase (Decrease) in transfer agent fees payable	(8,288)
Increase (Decrease) in chief compliance officer & chief financial officer fees payable	11,667
Increase (Decrease) in professional fees payable	1,039
Increase (Decrease) in trustees fees payable	22,500
Increase (Decrease) in incentive fee payable	(994,857)
Increase (Decrease) in other accrued expenses	242,910
Net cash used in operating activities	(204,371,202)

Cash flows from financing activities
Proceeds from sale of shares	261,450,001
Distributions	(307,322)
Repurchase of shares	(528,748)
Net cash provided by financing activities	260,613,931

Net change in cash	56,242,729

Cash at beginning of year	15,192,271

Cash at End of Year	$71,435,000

Supplemental disclosure of financing activity
Supplemental disclosure of non-cash stock distributions	$16,597,891
Supplemental disclosure of reinvested distributions	8,060,830

See accompanying Notes to the Financial Statements.

FlowStone Opportunity Fund

Financial Highlights

	Year Ended March 31, 2022	Year Ended March 31, 2021	For the Period August 30, 2019 (Commencement of Operations) to March 31, 2020
Net asset value per Share, beginning of period	$14.64	$10.54	$10.00
Net increase in Shareholders’ Capital from operations:
Net investment loss*	(0.41)	(0.48)	(0.02)
Net realized gain and change in unrealized appreciation	3.41	4.58	0.56
Net increase in Shareholders’ Capital from operations:	3.00	4.10	0.54
Distributions from net investment income	—	— **	—
Distributions from capital gains	(0.59)	—	—
Total distributions	(0.59)	— **	—

Net asset value per Share, end of period	$17.05	$14.64	$10.54

Total Return(1)(2)	20.53%	38.90%	5.40%

Ratios/Supplemental Data:
Shareholders’ Capital, end of period (in thousands)	$377,915	$135,521	$45,366
Ratio of net investment income/(loss) to average Shareholders’ Capital(7)	(2.40)%	(3.65)%	0.35	%(2)(3)
Ratio of gross expenses to average Shareholders’ Capital(4)(7)	3.49%	6.32%	5.65	%(2)(3)
Ratio of net expenses to average Shareholders’ Capital(5)(6)(7)	3.49%	5.48%	2.82	%(2)(3)
Portfolio Turnover(2)	0.00%	0.00%	0.00%

*	Per share data is computed using the average shares method.

**	Amount represents less than $0.005 per share.

(1)	Total Return based on net asset value per Share is the combination of changes in net asset value per Share and reinvested distributions at net asset value per Share, if any.

(2)	Not annualized for periods less than 12 months.

(3)	Annualized, except for incentive fees.

(4)	Represents the ratio of expenses to average Shareholders’ Capital absent fee waivers and/or expense reimbursement by the Adviser.

(5)

The Adviser has entered into an Expense Limitation and Reimbursement Agreement with the Fund for a one-year term ending at the end of the Limitation Period to limit the amount of the Fund’s total annual ordinary operating expenses, excluding certain “Specified Expenses” as outlined in the Notes to the Financial Statements.

(6)	The incentive fee of $4,382,456; 3,209,563; and 329,102, respectively, is exclusive of the 1.95% expense cap.

(7)

The income and expense ratios do not reflect the Fund’s proportionate share of the net income (loss) and expenses, including incentive fees or allocations, of the Investment Funds. The Investment Funds’ expense ratios, excluding incentive fees or allocations range from 0.00% to 23.50% (unaudited). The Investment Funds’ incentive fees or allocations can be up to 30% of profits earned (unaudited).

See accompanying Notes to the Financial Statements.

FlowStone Opportunity Fund

Notes to the Financial Statements
March 31, 2022

1. Organization

FlowStone Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on May 23, 2018 and commenced operations on August 30, 2019. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. FlowStone Partners, LLC, an investment adviser registered under the Investment Advisers Act of 1940, as amended, (the “Advisers Act”) serves as the Fund’s investment adviser (the “Adviser”).

The Fund’s primary investment objective is to generate appropriate risk-adjusted long-term returns by investing in a diversified portfolio of private equity investments. The Fund’s investments are expected to consist primarily of: (i) secondary investments in private equity funds managed by third-party managers; (ii) primary investments in private equity funds managed by third-party managers; and (iii) direct co-investments in the equity and/or debt of operating companies.

The Board of Trustees (the “Board”) of the Fund has overall responsibility for the management and supervision of the business operations of the Fund. As permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser.

2. Summary of Significant Accounting Policies

The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies (“ASC 946”).

A) Investment Transactions - Purchases of investments in the Investment Funds are recorded as of the first day of legal ownership of an Investment Fund and redemptions from the Investment Funds are recorded as of the last day of legal ownership. Non-cash stock distributions received from Investment Funds are recorded on the date that the distributions are known. Realized gains or losses on investments in the Investment Funds and investments in securities are recorded at the time of the disposition of the respective investment based on specific identification. Investment in security transactions are recorded on trade date.

B) Valuation of Investments - Pursuant to Fund’s valuation policies, the Board has delegated to the Adviser, the general responsibility for valuation of the investments subject to oversight by the Board. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, generally at an amount equal to the Net Asset Value (“NAV”) of the Fund’s investment in the Investment Funds as determined by the Investment Fund’s general partner or Investment Manager. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in an investment entity based on NAV or its equivalent if the NAV of the investment entity is calculated in a manner consistent with ASC 946. Because of the inherent uncertainty of valuations of the investments in the Investment Funds, their estimated values may differ significantly from the values that would have been used had a ready market for the Investment Funds existed, and the differences could be material. In accordance with its valuation policies, if no such information is available, or if such information is deemed to not be reflective of fair value by the Adviser, an estimated fair value is determined in good faith by the Adviser pursuant to the Fund’s valuation procedures. All adjustments to fair value made by the Adviser are reviewed and approved by the Fund’s Valuation Committee, subject to Board approval.

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined. Investments in open-end investment companies are valued at their reported NAV per share.

C) Use of Estimates - The preparation of the financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

D) Dividend, Interest and Investment Income Recognition and Expenses - Dividend, interest and investment income is recognized on an accrual basis as earned. The Fund accounts for income from underlying Investment Fund distributions based on the nature of such distributions as determined by the underlying investment managers. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to,

FlowStone Opportunity Fund

Notes to the Financial Statements
March 31, 2022 (Continued)

the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s Expense Limitation Agreement (see Note 8).

E) Foreign Currency Translation - The functional currency of the Fund is the U.S. dollar. Assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the composite rate of exchange as reported at the end of each reporting period by third-party pricing sources. Purchases and sales of investments and income and expenses denominated in currencies other than U.S. dollars are translated at the rates of exchange on the respective dates of such transactions. The resulting foreign exchange realized and or unrealized gain (loss) from such transactions is included in net change in unrealized appreciation/depreciation on investments in Investment Funds and foreign currency translation on the statement of operations.

3. Risk Associated with Investments in Investment Funds

A) Dependence on the Investment Fund Managers - Because the Fund invests in private equity funds (“Investment Funds”), a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Investment Fund Manager of each Investment Fund in direct proportion to the amount of Fund assets that are invested in each Investment Fund. The Fund’s NAV may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Investment Funds invest and the financial condition and prospects of issuers in which the Investment Funds invest. The success of the Fund depends upon the ability of the Investment Fund Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Investment Funds or the Investment Fund Managers, or the terms of any such investments. In addition, the Investment Fund Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Investment Fund Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

B) Investment Funds Not Registered - The Fund is registered as an investment company under the Investment Company Act. The Investment Company Act is designed to afford various protections to investors in pooled investment vehicles. For example, the Investment Company Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons and requires that the investment company’s operations be supervised by a board of directors, a majority of whose members are independent of management. However, most of the Investment Funds in which the Fund invests are not subject to the provisions of the Investment Company Act. Many Investment Fund Managers may not be registered as investment advisers under the Advisers Act. As an indirect investor in the Investment Funds managed by Investment Fund Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act. The Investment Funds generally are exempted from regulation under the Investment Company Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. The Fund’s investment qualification thresholds are generally lower. As a result, the Fund provides an avenue for investing in Investment Funds that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to meet the initial subscription threshold would qualify to invest in largely unregulated vehicles will have the opportunity to make such an investment through the Fund.

C) Maintenance of Security and Other Assets in The Custody of a Bank - The Investment Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a securities exchange, as generally required of registered investment companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. The Investment Funds in which the Fund invests may maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies, or may not use a custodian to hold their assets. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any brokerage firm used to hold Investment Fund assets could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that an Investment Fund Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by an Investment Fund Manager to its own use. There can be no assurance that the Investment Fund Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Investment Fund Managers will be protected.

FlowStone Opportunity Fund

Notes to the Financial Statements
March 31, 2022 (Continued)

D) Investment Funds are Generally Non-diversified - While there are no regulatory requirements that the investments of the Investment Funds be diversified, some Investment Funds may undertake to comply with certain investment concentration limits. Investment Funds may at certain times hold large positions in a relatively limited number of investments. Investment Funds may target or concentrate their investments in particular markets, sectors or industries. Those Investment Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry and sensitivity to overall market swings. As a result, the net asset values of such Investment Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the NAV of the Fund.

E) Investment Funds’ Securities are Generally Illiquid - The securities of the Investment Funds in which the Fund invests or plans to invest will generally be illiquid. Subscriptions to purchase the securities of Investment Funds are generally subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Investment Fund interests that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Investment Fund interests, the Fund might obtain a less favorable price than that which prevailed when it acquired or subscribed for such interests, and this may negatively impact the net asset values of the Fund.

F) Investment Fund Operations Not Transparent - The Adviser does not control the investments or operations of the Investment Funds. An Investment Fund Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. Some Investment Fund Managers may have a limited operating history, and some may have limited experience in executing one or more investment strategies to be employed for an Investment Fund. Furthermore, there is no guarantee that the information given to the Administrator and reports given to the Adviser with respect to the Fund Investments will not be fraudulent, inaccurate or incomplete.

G) Investments in Investment Funds of Foreign Investment Fund Managers - These investments may carry certain risks not ordinarily associated with investments in Investment Funds of domestic Investment Fund Managers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high valuation volatility.

4. Market Risk

The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political, economic, regulatory, interest rate levels, market, or other conditions, as well as global events such as war or other conflict, natural or environmental disasters and infectious disease outbreaks. Events in the financial markets and in the broader economy may cause uncertainty and volatility and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways.

5. Foreign Currency Risk

Although the Fund intends to invest predominantly in the United States, the Fund’s portfolio includes investments in different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments that are denominated against the U.S. Dollar may result in a decrease of the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

FlowStone Opportunity Fund

Notes to the Financial Statements
March 31, 2022 (Continued)

6. Capital Share Transactions

The offering of shares of beneficial interest in the Fund (the “Shares”) is registered under the Securities Act of 1933, as amended. The initial offering of Shares was made at the initial NAV per Share of $10.00 on August 30, 2019, and thereafter Shares have been and are expected to be offered quarterly at the NAV per Share as of the date such Shares are purchased.

The Board may, from time to time and in its sole discretion, cause the Fund to repurchase Shares from Shareholders pursuant to written tenders by Shareholders at such times and on such terms and conditions as established by the Board. In determining whether the Fund should offer to repurchase Shares, the Board considers the recommendation of the Adviser, as well as a variety of other operational, business and economic factors. The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct tender offers of no more than 5% of the Fund’s net assets quarterly on or about each January 1, April 1, July 1 and October 1. A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the first anniversary of the Shareholder’s purchase of such Shares.

During the year ended March 31, 2022, the Fund completed two tender offers. the results were as follows:

2022 Tender Offer Activity
Commencement Date	April 1, 2021	July 2, 2021	October 1, 2021	January 4, 2022
Tender Offer Expiration Date	April 29, 2021	August 2, 2021	November 1, 2021	February 2, 2022
Valuation Date	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022

Tender Offer Date Net Asset Value	$16.59	$16.86	$17.08	$17.05
Shares Tendered	N/A	N/A	30,957	41,056
Value of Shares Tendered	N/A	N/A	$528,748	$700,000
Percentage of Shares Tendered	NA	NA	0.16%	0.19%

7. Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based on unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

●	Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access at the measurement date

●	Level 2 - Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, including inputs in markets that are not considered to be active

●	Level 3 - Inputs that are unobservable

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine fair value based on its own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement; however, the determination of what constitutes “observable” requires significant judgment by the Valuation Committee. The Valuation Committee considers observable data to be market data that is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively

FlowStone Opportunity Fund

Notes to the Financial Statements
March 31, 2022 (Continued)

involved in the relevant market. Private equity funds are generally restricted securities that are subject to substantial holding periods and restrictions on resale and are not traded in public markets. Accordingly, the Fund may not be able to resell such investments for extended periods, if at all.

As the Fund uses the NAV as a practical expedient to determine the fair value of certain Investment Funds, these investments have not been classified in the GAAP fair value hierarchy.

The following table is a summary of information about the levels within the fair value hierarchy at which the Fund’s investments are measured as of March 31, 2022:

Investments	Level 1	Level 2	Level 3	Total
Investment Funds	$—	$—	$41,319,235	$41,319,235
Short-Term Investments	131,126,797	—	—	131,126,797
NAV as a practical expedient	—	—	—	208,436,518
Total	$131,126,797	$—	$41,319,235	$380,882,550

The following is a reconciliation of Investment Funds in which significant unobservable inputs (Level 3) were used in determining value:

Beginning balance March 31, 2021	Transfers into Level 3	Transfers out of Level 3	Total realized gain/(loss)	Total unrealized appreciation/ (depreciation)	Purchases	Capital distributions	Balance as of March 31, 2022
$4,610,390	$1,994,708	$—	$332,711	$15,590,321	$27,630,953	$(8,839,848)	$41,319,235

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of March 31, 2022:

Investment Type	Fair Value March 31, 2022	Valuation Methodologies	Unobservable Input	Input Range
Investment Funds	$41,319,235	Adjusted reported net asset value	Reported net asset value with fair value adjustments	Not applicable

8. Investment Management Fee and Other Expenses

A) Investment Advisory Fee - The Fund has entered into an investment management fee agreement (the “Investment Management Fee”) with the Adviser. In consideration of services provided, the Fund pays the Adviser a quarterly Investment Management Fee equal to 1.25% on an annualized basis of the greater of (i) the Fund’s NAV and (ii) the Fund’s NAV less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been drawn for investment. In no event will the Investment Management Fee payable by the Fund exceed 1.75% as a percentage of the Fund’s NAV. For purposes of determining the Investment Management Fee payable to the Adviser for any quarter, NAV is calculated prior to any reduction for any fees and expenses of the Fund for that quarter, including, without limitation, the Investment Management Fee payable to the Adviser for that quarter.

In addition, at the end of each calendar quarter of the Fund, the Adviser will be entitled to receive an Incentive Fee equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For the purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the NAV of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of

FlowStone Opportunity Fund

Notes to the Financial Statements
March 31, 2022 (Continued)

each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares.

The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, and the Incentive Fee) do not exceed 1.95% on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the Waiver, and (b) the expense limit in effect at the time of recoupment. The Expense Limitation Agreement will continue until at least August 29, 2023, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

At March 31, 2022 $657,818 is eligible for recoupment, broken out quarterly in the table below:

Quarter of Expiration
March 31, 2023	$107,467
June 30, 2023	$155,621
September 30, 2023	$266,790
December 31, 2023	$51,332
March 31, 2024	$76,608

B) Administration, Accounting, and Transfer Agent Fees - Pursuant to an agreement between the Fund and UMB Fund Services (the “Administrator”), the Administrator provides administration, fund accounting, and assists with compliance services to the Fund. The Fund pays the Administrator a basis point fee, subject to fee minimums, for various administration, fund accounting, and investor accounting and taxation services to the Fund, as well as certain out of pocket expenses.

C) Distribution - Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of the Fund’s Shares on a best effort basis, subject to various conditions. The Distributor may retain additional unaffiliated broker-dealers to assist in the distribution of Fund shares.

D) Chief Compliance Officer and Chief Financial Officer Fees - Foreside Fund Officer Services, LLC provides chief compliance officer and chief financial officer services to the Fund under a Fund CCO Agreement and a Fund CFO Agreement.

E) Custodian Fees - UMB Bank N.A. serves as the custodian for the Fund’s assets and is responsible for maintaining custody of the Fund’s cash.

9. Federal Income Taxes

It is the Fund’s intention to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), that are applicable to a regulated investment company (“RIC”). The Fund intends to continue to operate so as to qualify to be taxed as a RIC under the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. While the Fund intends to distribute substantially all of its taxable net investment income and capital gains, if any, in a manner necessary to minimize the imposition of a 4% excise tax, there can be no assurance that it will avoid any or all of the excise tax. In such event, the Fund will be liable only for the amount by which it does not meet the foregoing distribution requirements. The Fund has adopted September 30 as its tax year end.

FlowStone Opportunity Fund

Notes to the Financial Statements
March 31, 2022 (Continued)

If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise were not to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to Shareholders, and all distributions out of earnings and profits would be taxable to Shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment under Subchapter M.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, as amended by ASU 2009-06, “Accounting for Uncertainty in Income Taxes” (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Management has concluded, there were no uncertain tax positions as of March 31, 2022 for federal income tax purposes or in, the Fund’s major state and local tax jurisdiction of Delaware.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings may differ from the amounts reflected in the Statement of Assets, Liabilities and Shareholders’ Capital due to temporary book/tax differences arising primarily from partnership investments.

At September 30, 2021, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of Investments	$116,446,881
Gross Unrealized Appreciation	$78,819,878
Gross Unrealized Depreciation	(7,181,623)
Net Unrealized Appreciation/(Depreciation)	$71,638,255

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. Permanent differences due to differing book and tax treatments for the timing of the recognition of income, gain and losses and return of capital on certain partnership transactions resulted in reclassifications to increase total distributable earnings and decrease in paid-in capital as of September 30,2021.

Undistributed long-term gains	$6,682,672
Tax accumulated earnings	6,682,672
Accumulated capital and other losses	(6,122,946)
Unrealized appreciation on investments	71,638,255
Total accumulated earnings/(deficit)	$72,197,981

The tax character of the distributions paid during the fiscal year ended September 30, 2021 and Septemebr 30, 2020 were as follows:

Distributions paid from:	2021	2020
Ordinary income	$—	$9,591
Net long term capital gains	—	—
Total distributions paid	$—	$9,591

As of September 30, 2021, the Fund had qualified late-year ordinary losses of $6,122,946, which are deferred until fiscal year 2022 for tax purposes. Net late year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the funds next taxable year.

FlowStone Opportunity Fund

Notes to the Financial Statements
March 31, 2022 (Continued)

10. Investment Transactions

Purchases and sales of investments, excluding short-term investments, for the year ended March 31, 2022 were $177,899,557 and $0, respectively.

11. Indemnification

Under the Fund’s organizational documents, its officers and Board are indemnified against certain liabilities arising out of the performance of their services to the Fund. In addition, in the normal course of business, the Fund may enter into contracts and agreements that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

12. Commitments

As of March 31, 2022, the Fund had outstanding investment commitments to Investment Funds totaling approximately $104,421,611.

13. Recent Rulemaking

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022.

Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

In April 2020, the SEC issued a final rule entitled “Securities Offering Reform for Closed-End Investment Companies” (the “Release”) containing amended rules and forms intended to streamline the registration, communications and offering practices for business development companies and registered closed-end investment companies (“registered CEFs”), including interval funds and tender offer funds. Among its provisions, the Release amends Form N-2 to extend a Management Discussion of Fund Performance disclosure requirement to the annual reports of all registered CEFs and also mandates, for certain CEFs, the inclusion of a Fee and Expense Table, Share Price Data information and a Senior Securities Table, all of which are currently contained in a registered CEF’s prospectus, in its annual report. The Release’s rule and form amendments became effective August 1, 2020, with the new annual report requirements effective in August 2021. Management has assessed these new rules and has adopted them for inclusion in this annual report, as applicable.

14. Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued, and has determined that there were no other subsequent events that require disclosure in or adjustment to the financial statements.

FlowStone Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of FlowStone Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and shareholders’ capital, including the schedule of investments, of FlowStone Opportunity Fund (the “Fund”) as of March 31, 2022, the related statements of operations and cash flows for the year ended March 31, 2022, the statement of changes in shareholders’ capital for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations and its cash flows for the year ended March 31, 2022, the changes in its shareholders’ capital for each of the two years in the period ended March 31, 2022 and the financial highlights for each of the periods indiciated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and underlying investment fund managers; when replies were not received from the underlying investment fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
June 1, 2022

We have served as the Fund’s auditor since 2018.

FlowStone Opportunity Fund

Other Information
March 31, 2022 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by calling the Fund c/o UMB Fund Services, by telephone at 1-888-799-0799 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available, without charge and upon request, on the SEC’s website at www.sec.gov.

Tax Information

For the year ended March 31, 2022, the Fund designates $8,368,152 as long-term capital gain distributions.

Board Consideration of the Investment Management Agreement

At a meeting of the Board held on November 23, 2021, the Board, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) voting separately, approved the renewal for an additional one-year term of the Fund’s Investment Management Agreement (the “Agreement”) with FlowStone Partners, LLC (the “Agreement”).

In advance of the meeting, the Independent Trustees requested and received extensive materials from the Adviser to assist them in considering the renewal of the Agreement. The materials provided by the Adviser included, among other information: (1) comparative information regarding the fees charged by other investment managers to funds that are similar in structure and investment strategy to the Fund, (2) the Fund’s investment performance compared to other similar funds, (3) the Adviser’s personnel, their roles with the Adviser and services provided to the Fund, (4) the Fund’s expenses, including compensation received by the Adviser from the Fund and the Adviser’s profitability with respect to the services it provides to the Fund, and (5) matters related to the Fund’s administration and compliance with its investment policies and the federal securities laws.

The Board engaged in a detailed discussion of the materials with management of the Adviser. The Independent Trustees then met separately in executive session with independent counsel to the Independent Trustees for a full review of the materials. During the executive session, the Independent Trustees further reviewed and discussed with independent counsel the information presented in the Meeting Materials regarding the Agreement, as well as their interactions with the Adviser throughout the year and in past years at various meetings. The Independent Trustees considered, among other things: (1) the terms of the Agreement, (2) the nature and quality of the advisory services rendered, including the complexity of the services provided; (3) the Fund’s investment performance compared to other similar funds; (4) the experience and qualifications of the personnel that provide such services; (5) the Fund’s fee structure and the expense ratios in relation to those of other investment companies having comparable investment policies and limitations; (6) the direct and indirect costs incurred by the Adviser and its affiliates in performing advisory services for the Fund, the basis of determining and allocating these costs, and the profitability to the Adviser and its affiliates in performing such services; (7) economies of scale arising from the growth of the Fund and the extent to which these would be passed on to the Fund; (8) the compensation or possible benefits to the Adviser and its affiliates that may arise from their advisory and other relationships with the Fund; (9) possible alternative fee structures or bases for determining fees; (10) the fees to be charged by the Adviser in comparison to the fees charged by other investment advisers to similar clients and in comparison to industry fees for similar services; and (11) possible conflicts of interest that the Adviser may have with respect to the Fund.

Discussion of Factors Considered

The Independent Trustees considered, as part of their review, the nature, quality and extent of services provided to the Fund by the Adviser. In this regard, they took into account the scope of investment advisory services provided to the Fund by the Adviser and the complexity of the Fund’s underlying investments. The Trustees noted that the Fund’s performance has been positive since inception. The Trustees also noted that on a regular basis they received and reviewed information from Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act. The Independent Trustees also took into account that the Adviser had sufficient personnel with the appropriate education and experience to serve the Fund effectively and has devoted sufficient resources to enable it to attract and retain qualified personnel, including the addition of new personnel since the Fund’s inception. The Independent Trustees noted that

FlowStone Opportunity Fund

Other Information
March 31, 2022 (Unaudited) (Continued)

the Adviser is part of a larger investment advisory group that advises individual investors with respect to private equity and other investments and that relationship may make available to the Fund investment opportunities that would not be available to the Fund if the Adviser was not the Fund’s investment adviser.

The Independent Trustees concluded that the nature, extent and quality of the services provided by the Adviser to the Fund are appropriate and consistent with the terms of the Declaration of Trust of the Fund, that the quality of those services is consistent with industry norms and that the Fund benefits from the Adviser’s management of the Fund’s investment program.

The Independent Trustees considered that, as of June 30, 2021, the Fund’s quarter-to-date, year-to-date and since inception performance was positive. They considered the performance information provided for other similar funds and concluded, in light of the Fund’s short history of operations and on the basis of the information provided by the Adviser, that the Fund’s performance was satisfactory.

The Independent Trustees considered the costs of the services provided by the Adviser, and the compensation and benefits received by the Adviser in providing services to the Fund. The Independent Trustees reviewed financial information about the Adviser, considered any direct or indirect revenues that could be received by affiliates of the Adviser, and concluded that the Adviser’s fees were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds. The Independent Trustees also concluded that the overall expense ratio of the Fund was reasonable, taking into account the quality of services provided by the Adviser. In this regard, the Independent Trustees considered that the Adviser had waived fees and/or reimbursed expenses of the Fund pursuant to a contractual expense reimbursement agreement.

The Independent Trustees considered the extent to which economies of scale could be realized and whether fee levels would reflect those economies, noting the Fund’s gross expense ratio has declined as the Fund’s assets have grown.

The Independent Trustees considered all factors and no one factor alone was deemed dispositive.

Conclusion

The Independent Trustees determined that the information presented provided a sufficient basis upon which to approve the continuation of the Agreement and that continuation of the Agreement was in the best interests of the Fund and its shareholders.

FlowStone Opportunity Fund

Fund Management
March 31, 2022 (Unaudited)

INDEPENDENT TRUSTEES
NAME, ADDRESS^ AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY THE TRUSTEE	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS HELD BY THE TRUSTEE
Jason S. Gull Birth year: 1970	Trustee	Since Inception	Retired (since 2016); Partner, Head of Secondary Investments, and Member of the Executive Committee at Adams Street Partners, LLC (investment advisory firm) (2004-2016).	1

Trustee, Utah School & Institutional Trust Funds Office; Advisory Board Member, Cougar Capital, a Brigham Young University affiliated investment fund; Member of the Brigham Young University Marriott School of Business National Advisory Council.

Michael H. Moskow Birth year: 1938	Trustee	Since Inception	Retired (since 2007); Consultant, Board and Advisory Board Member, and Board Member, Taylor Capital Group (financial services firm) (since 2008-2014).	1	CityBase, Board Member; Educational Corporation of America, Board Member; National Futures Association, Board Member; and Commonwealth Edison, a subsidiary of Exelon, Former Board Member.
Marek Herchel Birth year: 1976	Trustee	Since Inception	Head of United States & Europe, MLC Asset Management US, LLC (asset management firm) since June 2017; Managing Director, AlpInvest Partners, The Carlyle Group (global investment firm) (from 2011-2017).	1	None

^	The address for each Independent Trustee is c/o Joshua Deringer, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

*	Each Trustee serves an indefinite term, until his or her successor is elected.

*

Effective August 25, 2021, in consideration of the services rendered by the Independent Trustees and Advisory Board Member(s), the Fund pays each Independent Trustee and Advisory Board Member a retainer of $10,000 per year. In addition, the Fund pays an additional retainer of $10,000 per year to the Lead Independent Trustee of the Board, Chairman of the Audit Committee, and to the Chairman of the Valuation Committee. Independent Trustees and Advisory Board Member(s) also receive $2,500 for each in-person quarterly meeting. Trustees that are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

Prior to August 25, 2021, in consideration of the services rendered by the Independent Trustees and Advisory Board Member(s), the Fund paid each Independent Trustee and Advisory Board Member a retainer of $5,000 per year. In addition, the Fund paid an additional retainer of $5,000 per year to the Lead Independent Trustee of the Board, Chairman of the Audit Committee, and to the Chairman of the Valuation Committee. Independent Trustees and Advisory Board Member(s) also received $2,500 for each in-person quarterly meeting. Collectively, the Independent Trustees were paid $101,250 in retainer and meeting fees during the fiscal year ended March 31, 2022.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

FlowStone Opportunity Fund

Fund Management
March 31, 2022 (Unaudited) (Continued)

INTERESTED TRUSTEES AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY THE TRUSTEE	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS HELD BY THE TRUSTEE DURING THE PAST 5 YEARS
Scott P. Conners Birth year: 1968 55 Nod Road, Suite 120 Avon, CT 06001	Trustee; President	Since Inception	President and Managing Director, FlowStone Partners, LLC (since March 2019); Managing Director, Cresset SPG, LLC (investment advisory firm), from 2017 to 2019; Partner and Member of the Private Equity Investment Committee at Landmark Partners, LLC (private equity firm) from 2003-2015 (employee since 1993).	1	Board Member, University of Maine at Farmington Board of Visitors.
Eric Becker Birth year: 1962 c/o Cresset Capital Management, LLC 444 W. Lake Street Suite 4700 Chicago, IL 60606	Trustee	Since Inception	Co-Chairman at Cresset Capital Management (since 2017); Chairman at Caretta Group (private investment firm) (since 2014); Chairman at Vennpoint Real Estate (real estate firm) (since 2014); Senior Managing Director and Co-Founder at Sterling Partners (invesment management firm).	1

Board Member, Kuvare Holdings; Board Member, Chesapeake Spice Company; Board Member, Roti Modern Mediterranean Restaurants; Board Member, HiTech Corp.; Board Member, Living Classrooms Foundation; Board Member, Karma for Cara Foundation; Board President, Admirals Cove Foundation; Council Member, Fidelity Advisory Council; Board Member, Coaching Corps; Board Member, Remedi Healthcare; Board Member, TUF Partners; Member, Cresset Advisory Board; Member, Cresset Partners Advisory Board.

FlowStone Opportunity Fund

Fund Management
March 31, 2022 (Unaudited) (Continued)

INTERESTED TRUSTEES AND OFFICERS (CONTINUED)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY THE TRUSTEE	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS HELD BY THE TRUSTEE DURING THE PAST 5 YEARS
Trent Statczar^ Birth year: 1971 690 Taylor Road Suite 210 Gahana, OH 43230	Chief Financial Officer; Treasurer	Since Inception	Fund Principal Financial Officer at Foreside Fund Officer Services, LLC (financial services firm) (since 2016); Senior Director, PFO Services at Beacon Hill Fund Services (investment management solutions firm) (2008-2016).	1	N/A
Brandon Kipp^ Birth year: 1983 690 Taylor Road Suite 210 Gahanna, OH 43230	Chief Compliance Officer	Since May 2019	Director, Foreside Financial Group, LLC (financial services firm) (since 2019); Senior Fund Compliance Officer, Ultimus Fund Solutions, LLC (investment management solutions firm) (from July 2017 to May 2019); Assistant Vice President and Compliance Manager, UMB Fund Services, Inc. (March 2014 to July 2017).	1	N/A
Charlie H. Finnegan Birth year: 1993 880 Third Avenue New York, NY 10022	Secretary	Since July 2021	Senior Associate, FlowStone Partners (since May 2019); Senior Investment Analyst, Aberdeen Standard Investments (from Nov 2016 to April 2019); Senior Analyst, AGC Partners (from July 2015 to Nov 2016).	1	N/A

*	Each Trustee/Officer serves an indefinite term, until his or her successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

^

Foreside Fund Officer Services, LLC provides chief compliance officer and chief financial officer services to the Fund under a Fund CCO Agreement and Fund CFO/Treasuer Agreement. Messrs. Statczar and Kipp are employees of Foreside Fund Officer Services, LLC.

FlowStone Opportunity Fund

Fund Management
March 31, 2022 (Unaudited) (Continued)

ADVISORY BOARD MEMBER(S)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND*	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS** HELD BY THE TRUSTEE	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	OTHER DIRECTORSHIPS HELD BY THE TRUSTEE DURING THE PAST 5 YEARS
Craige L. Stout Birth year: 1962	Advisory Board Member	Since 2020	CEO, Stout Risius Ross, LLC (global bank and advisory firm) (since 1991).	1	None

^	The address for Mr. Stout is c/o Joshua Deringer, Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

*	Prior to June 2020, Mr. Stout served as an Independent Trustee.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

FlowStone Opportunity Fund

Privacy Notice
March 31, 2022 (Unaudited)

PRIVACY NOTICE

FACTS	WHAT DOES FLOWSTONE OPPORTUNITY FUND (“FLOWSTONE”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and name

● Address, phone number and e-mail address

● Transactions and account balances

When you are no longer our customer, we may continue to share your information as described in this notice.

How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons we choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does FlowStone share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	No
For non-affiliates to market to you	No	No

Questions?	Call 1-888-799-0799 or go to www.flowstonepartners.com

FlowStone Opportunity Fund

Privacy Notice
March 31, 2022 (Unaudited) (Continued)

Who We Are
Who is providing this notice?	FlowStone Opportunity Fund (“FlowStone”)
What We Do
How does FlowStone protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured fi les and buildings.

We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

We continuously assess new technology for protecting information and upgrade our systems where appropriate.

How does FlowStone collect my personal information?	We collect your personal information, for example, when you establish your investment or give us contact information.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes — information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
For Other Important Information
For helpful information about identity theft, visit the Federal Trade Commission’s (FTC) consumer website at www.ftc.gov/idtheft.

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ITEM 1. REPORTS TO STOCKHOLDERS CONTINUED.

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics is included as Exhibit 13(a)(1).

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Mr. Michael Moskow is qualified to serve as the audit committee financial expert serving on its audit committee and that Mr. Michael Moskow is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

	Current Year	Previous Year
Audit Fees	$212,000	$175,000
Audit-Related Fees	$7,500	$9,500
Tax Fees	$72,500	$32,500
All Other Fees	$0	$0

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$72,500	$32,500

(h) The Audit Committee considered the non-audit services rendered to the registrant's investment adviser and believes the services are compatible with the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policies and Procedures Summary

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities. However, FlowStone Opportunity Fund (the “Fund”) may occasionally receive notices or proposals from its Investment Funds seeking the consent of or voting by holders (“proxies”). The Fund has delegated any voting of proxies in respect of portfolio holdings to FlowStone Partners, LLC (the “Adviser”) to vote the proxies in accordance with the Adviser’s proxy voting guidelines and procedures. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors. The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Trustees indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

The following table provides biographical information about the members of the Adviser who are primarily responsible for the day-to-day portfolio management of the Fund as of March 31, 2022:

Name of Portfolio Manager	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years
Scott P. Conners, CFA	Managing Director and President	Since Inception	Managing Director, FlowStone Partners, LLC (since March 2019); Managing Director, Cresset SPG, LLC, from 2017 to 2019; Partner and Member of the Private Equity Investment Committee at Landmark Partners, LLC from 2003-2015 (employee since 1993)
Andreas Münderlein	Managing Director	Since Inception	Managing Director, FlowStone Partners, LLC (since March 2019), Investment Manager, Partners Group (2002 to 2019)
Michael A. Carrano	Managing Director	Since Inception	Managing Director, FlowStone Partners, LLC (since March 2019), Managing Director Landmark Partners

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table shows information regarding accounts (other than the Fund) managed by Scott Conners, Münderlein , and Michael A. Carrano as of March 31, 2022:

	Number of Accounts*	Total Assets in Accounts* ($ Million)
Registered Investment Companies	-	$-
Other Pooled Investment Vehicles	-	$-
Other Accounts	-	$-

*as of June 2, 2022, the most recent available financial information

Conflicts of Interest

The Adviser may, from time to time, be presented with investment opportunities that fall within the investment objective of the Fund and other investment funds and/or accounts managed by the Adviser, and in such circumstances the Adviser will allocate such opportunities among the Fund and such other funds and/or accounts under procedures intended to result in allocations that are fair and equitable taking into account the sourcing of the transaction, the nature of the investment focus of each fund, including the Fund, and/or account, the relative amounts of capital available for investment, and other considerations deemed relevant by the Adviser in good faith. Where there is an insufficient amount of an investment opportunity to satisfy the Fund and other investment funds and/or accounts managed by the Adviser, the allocation policy provides that allocations between the Fund and other investment funds and/or accounts will generally be made pro rata based on the amount that each such party would have invested if sufficient amounts of an investment opportunity were available. The Adviser’s allocation policy provides that in circumstances where pro rata allocation is not practicable or possible, investment opportunities will be allocated on a random or rotational basis that is fair and equitable over time. In addition, the Adviser’s Investment Committee will review allocations. Not all other investment funds and/or accounts managed by Adviser have the same fees and certain other investment funds and/or accounts managed by the Adviser may have a higher management fee than the Fund or a performance-based fee. If the fee structure of another investment fund and/or account is more advantageous to the Adviser than the fee structure of the Fund, the Adviser could have an incentive to favor the other fund and/or account over the Fund.

(a)(3) Compensation of the Portfolio Management Team Portfolio Manager Compensation Structure

The compensation of each portfolio manager is typically comprised of a fixed annual salary and a discretionary annual bonus determined by the Adviser. In addition, each portfolio manager may be eligible to receive a share of any fees or carried interest earned by the Adviser in any given year. Such amounts are payable by the Adviser and not by the Fund.

(a)(4) Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

The following table sets forth the dollar range of equity securities beneficially owned by each Portfolio Manager in the Fund as of March 31, 2022:

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Scott P. Conners	922,258
Andreas Münderlein	176,490
Michael A. Carrano	106,366

(b) Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant’s nominating and governance committee accepts and reviews shareholder nominations for trustees. A shareholder nomination for trustee may be submitted to the registrant by sending the nomination to the nominating and governance committee. The nominating and governance committee will evaluate candidates recommended by management of the registrant and by shareholders in a similar manner, as long as the recommendation submitted by a shareholder includes at a minimum: the name, address and telephone number of the recommending shareholder and information concerning the shareholder’s interests in the registrant in sufficient detail to establish that the shareholder held shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the nominating and governance committee in evaluating the recommended nominee’s qualifications to serve as a trustee.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	FlowStone Opportunity Fund

By (Signature and Title)*	/s/ Trent Statczar
Trent Statczar, Chief Financial Officer, Treasurer
(Principal Financial Officer)

Date	June 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Scott Conners
Scott Conners, President
(Principal Executive Officer)

Date	June 7, 2022

By (Signature and Title)*	/s/ Trent Statczar
Trent Statczar, Chief Financial Officer, Treasurer
(Principal Financial Officer)

Date	June 7, 2022

*	Print the name and title of each signing officer under his or her signature.